Dear Shareholders:
-------------------------------------------------------------------------------

    After an initial burst of enthusiasm early in 1996 gold prices gradually succumbed to the relentless bombardment of short sales by commodity funds prompted by widespread talk of European Central Bank sales resulting from a purblind desire to join into a common monetary union. The talk of central bank selling was confirmed on Monday, January 13, 1997 when the Netherlands Bank announced that it had sold 300 tonnes of gold for delivery in February and March. This large sale of gold was executed in a fashion similar to the even larger sale of gold for delivery in February of 1993, also by the Dutch Central Bank, which coincided with the beginning of a major upward move in the gold price.

    Gold bullion, which ended 1993 at a price of $387.10 an ounce, quickly recorded a yearly high of $413.50 an ounce on February 2, 1996, and ended 1996 at $367.70. Despite the heavy short selling by the commodity funds together with the central bank sales, gold bullion was down only 5.01% for the year as lower prices attracted higher jewelry demand especially from the Far East.



                                CHART/BEGIN
           Printed version of this shareholder report contains a graphic chart indicating the price of gold in U.S. Dollars per ounce from December 1995 through December 1996.
                                 CHART/END

    The unmanaged Financial Times All Gold Mines Index traced a similar path to gold bullion showing a small net loss for the year of 4.70%. This small decline, as usual, masked differences in performance among the different geographical sectors. The best performer was the unmanaged Financial Times North American Gold Index which showed a microscopic gain of 0.23% with exploration success just outweighing the effect of a lower gold price. Meanwhile, the unmanaged Financial Times Australasian Gold Index finished the year down 6.41% hurt by a weaker local gold price due to a strong currency. Conversely, a weak South African currency meant that gold prices actually went up in local terms so that the unmanaged Johannesburg All Gold Index was up 12.07% when measured in the South African currency. Unfortunately, when translated into U.S. dollars the same index was down 12.67%.

    During this difficult year for the gold market Lexington Goldfund, Inc. showed a positive return of 7.84%* which compared favorably with the negative return of 4.70% shown by the unmanaged Financial Times All Gold Mine Index. The average gold fund monitored by Lipper Analytical Services showed a gain of 7.56%. Despite the negative effect of higher than average weightings in South Africa, Australia and gold bullion compared with the other gold funds, the Fund's performance was more than compensated for by a healthy involvement in exploration companies, especially in the superbly performing Bre-X Minerals Limited.

    As we look ahead it is easy to succumb to the negative sentiment pervading the gold market, but history teaches us that times of severe malaise are often excellent times to add to holdings. One need only look back to the final months of 1992 when the Dutch Central Bank also disposed of a large holding of gold bullion. The German and the French have recently reiterated with ardor their opposition to wanton sales of gold reserves in order to show cosmetic adherence to the guidelines for membership in the European Monetary Union. Should questions arise concerning the timetable of monetary alliance, gold would be a major beneficiary. Meanwhile, jewelry demand has once again strengthened and worldwide inflationary forces may well have bottomed.


                                   Sincerely,


              Robert W. Radsch                       Robert M. DeMichele
              Portfolio Manager                      President
              February, 1997                         February, 1997

                                  CHART/BEGIN
              Printed version of this shareholder report contains a graphic chart indicating the comparison of change in value of a $10,000 investment in Lexington Goldfund, Inc., the unmanaged Standard & Poor's 500 Stock Price Index and Gold Bullion (London P.M. Fix. (US Dollars))
                                   CHART/END



*7.84%, 7.83% and 5.25% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1996. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

Lexington Goldfund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996


Number of                                                              Value
 Shares                            Security                           (Note 1)
--------------------------------------------------------------------------------

             GOLD BULLION: 13.3%
             39,592 fine ounces (cost $15,262,309) ................$ 14,552,005
                                                                   ------------

             GOLD MINING COMMON STOCKS: 81.5%
             AUSTRALIA: 18.7%
   505,000   Acacia Resources, Ltd.2 ..............................     982,691
   750,000   Centaur Mining and Exploration, Ltd.2 ................   1,161,596
   910,000   Climax Mining, Ltd.2 .................................     838,415
   750,000   Croesus Mining NL ....................................     488,466
   400,000   Delta Gold NL2 .......................................     749,776
   407,600   Eagle Mining Corporation NL2 .........................     887,042
   557,900   Emperor Mines, Ltd.2 .................................   1,085,630
   260,000   Gold Fields, Ltd.2 ...................................     505,940
   340,000   Great Central Mines, Ltd. ............................     966,766
   800,000   Gwalia Resources, Ltd. ...............................   1,874,439
    15,000   Lihir Gold, Ltd. (ADR)2 ..............................     571,875
 1,470,000   Menzies Gold NL2 .....................................     665,505
   624,750   Mount Edon Gold Mines, Ltd.2 .........................     853,482
   191,200   Newcrest Mining, Ltd. ................................     759,307
   293,750   Niugini Mining, Ltd.2 ................................     723,268
 1,452,539   Normandy Mining, Ltd. ................................   2,007,412
   350,000   Otter Gold Mines, Ltd.2 ..............................     472,581
    70,000   Otter Gold Mines, Ltd. (Options)2 ....................      16,679
   400,000   Plutonic Resources, Ltd. .............................   1,858,554
   191,000   Ranger Minerals NL2 ..................................     584,055
   492,857   Resolute, Ltd. .......................................   1,025,609
   146,107   Sons Of Gwalia, Ltd. .................................     862,222
   727,100   St. Barbara Mines, Ltd.2 .............................     404,251
                                                                   ------------
                                                                     20,345,561
                                                                   ------------

             GHANA: 2.6%
   228,772   Ashanti Goldfields Company, Ltd. .....................   2,831,449
    80,000   Ashanti Goldfields Company, Ltd. (Preferred shares)2 .       8,000
                                                                   ------------
                                                                      2,839,449
                                                                   ------------

             NEW ZEALAND: 0.4%
   200,000   Macraes Mining Company, Ltd. .........................     460,667
                                                                   ------------

Lexington Goldfund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996 (continued)


Number of                                                              Value
 Shares                            Security                           (Note 1)
--------------------------------------------------------------------------------

             NORTH AMERICA: 40.3%
    50,000   Agnico-Eagle Mines, Ltd. .............................$    700,000
    15,000   Amax Gold Inc. (Preferred shares) ....................     789,375
    75,000   Arizona Star Resource Corporation2 ...................     560,864
   207,407   Barrick Gold Corporation .............................   5,962,951
   100,344   Battle Mountain Gold Company .........................     695,485
   245,400   Cambior, Inc. ........................................   3,588,975
   165,000   Campbell Resources, Inc. .............................   2 152,883
   226,586   Canyon Resources Corporation2 ........................     594,788
   350,000   Dayton Mining Corporation2 ...........................   2,323,710
   100,000   Dayton Mining Corporation1,2 .........................     663,917
    50,000   Dayton Mining Corporation (Warrants)1,2 ..............      76,606
    30,000   Franco Nevada Mining Corporation, Ltd. ...............   1,373,433
    18,600   Freeport McMoran Copper & Gold "A" ...................     523,125
   450,000   Geomaque Explorations, Ltd.2 .........................   1,083,425
    32,169   Getchell Gold Corporation2 ...........................   1,234,485
   100,000   Gold Reserve Corporation2 ............................     919,270
    50,000   Goldcorp, Inc. "A"2 ..................................     428,628
   700,000   Golden Bear Minerals, Inc. (Warrants)1,2 .............     628,168
   100,000   Golden Knight Resources, Inc.2 .......................     481,522
   400,000   Golden Queen Mining Company, Ltd.1,2 .................     817,129
   200,000   Golden Queen Mining Company, Ltd. (Warrants)1,2 ......         146
   200,000   Gran Columbia Resources, Inc. (Warrants)1,2 ..........     189,691
   150,000   Granges, Inc. (Warrants)1,2 ..........................         109
    25,000   Greenstone Resources, Ltd.2 ..........................     290,920
    55,000   Homestake Mining Company .............................     783,750
   225,000   International Pursuit Corporation1,2 .................     845,400
   125,000   International Pursuit Corporation (Warrants)1,2 ......          91
   200,000   Laminco Resources, Inc.2 .............................      96,304
   700,000   Lone Star Exploration NL2 ............................     418,778
   200,000   Meridian Gold, Inc.1,2 ...............................     474,227
    50,000   Nevsun Resources, Ltd.2 ..............................     284,536
    50,000   Nevsun Resources, Ltd.1,2 ............................     284,536
    21,691   Newmont Mining Corporation ...........................     970,672
    62,000   North American Palladium, Ltd.2 ......................     232,500
   177,400   Pangea Goldfields, Inc.2 .............................     828,335
    50,000   Pangea Goldfields, Inc.1,2 ...........................     233,465
    50,000   Pioneer Group, Inc. ..................................   1,178,125
   147,000   Placer Dome, Inc. ....................................   3,197,250
   150,000   Prime Resource Group, Inc. ...........................   1,061,538
   107,000   Rea Gold Corporation2 ................................     133,491

Lexington Goldfund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996 (continued)


Number of                                                              Value
 Shares                            Security                           (Note 1)
--------------------------------------------------------------------------------

             NORTH AMERICA (continued)
   157,800   Royal Oak Mines, Inc.2 ...............................$    504,259
   120,000   Samax Gold, Inc.1,2 ..................................     459,634
    94,002   Santa Fe Pacific Gold Corporation ....................   1,445,281
    98,000   South Pacific Resources Corporation2 .................     225,221
   500,000   Steppe Gold Resources, Ltd.1,2 .......................     353,848
   250,000   Steppe Gold Resources, Ltd. (Warrants)1,2 ............         182
    75,000   Stillwater Mining Company2 ...........................   1,350,000
   625,000   Tombstone Explorations Company, Ltd.1,2 ..............     980,372
   312,500   Tombstone Explorations Company, Ltd. (Warrants)1,2 ...      34,199
   100,000   Triton Mining Corporation2 ...........................     319,191
   200,000   TVX Gold, Inc.2 ......................................   1,550,000
   182,000   Venoro Gold Corporation2 .............................      27,885
   223,650   Viceroy Resource Corporation2 ........................     995,339
   500,000   Vista Gold Corporation2 ..............................     674,861
                                                                   ------------
                                                                     44,022,875
                                                                   ------------

             SOUTH AFRICA: 19.5%
    62,790   Anglo American Platinum Corporation, Ltd. (ADR)2 .....     372,508
    15,000   Anglovaal Ltd. "N" ...................................     442,544
   235,000   Beatrix Mines, Ltd. ..................................   1,469,536
   304,000   Driefontein Consolidated, Ltd. .......................   3,200,858
    49,200   Durban Roodepoort Deep, Ltd.2 ........................     368,146
    19,680   Durban Roodepoort Deep, Ltd. (Options)2 ..............      69,422
    19,680   Durban Roodepoort Deep, Ltd. (Preferred shares)2 .....     168,295
 1,099,000   East Rand Gold & Uranium Company, Ltd. ...............   1,903,134
   370,000   Elandsrand Gold Mining Company, Ltd. .................   1,819,350
   177,343   Evander Gold Mines, Ltd. .............................   1,478,649
    70,000   Free State Consolidated Gold Mines, Ltd. .............     512,561
   150,000   Free State Development & Investment, Ltd.2 ...........     118,653
   101,158   JCI, Ltd. ............................................     994,820
    59,120   JCI, Ltd. (ADR) ......................................     581,404
   125,000   Kloof Gold Mining Company, Ltd. ......................   1,018,173
    30,500   Kloof Gold Mining Company, Ltd. (ADR) ................     241,141
   360,000   Randex, Ltd.2 ........................................     166,243
    73,631   Rustenburg Platinum Holdings, Ltd. ...................   1,007,337
   177,000   St. Helena Gold Mines, Ltd.2 .........................   1,173,064
     6,600   Vaal Reefs Exploration & Mining Company, Ltd. ........     423,303
   221,849   Western Areas Gold Mining Company, Ltd. ..............   3,059,171
    25,000   Western Deep Levels, Ltd. ............................     765,634
                                                                   ------------
                                                                     21,353,946
                                                                   ------------

             TOTAL GOLD MINING COMMON STOCKS:
               (Cost $89,110,863) .................................  89,022,498
                                                                   ------------

Lexington Goldfund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996 (continued)

Number of
Shares or
Principal                                                               Value
 Amount                            Security                           (Note 1)
--------------------------------------------------------------------------------

             CONVERTIBLE NOTES: 0.5%
 $ 500,000   Trizec Hahn Corporation 3.0%, due 1/29/21
               (cost $500,000) .................................... $   536,250
                                                                   ------------

             SHORT-TERM INVESTMENTS: 5.5%
 6,000,000   Federal Home Loan Mortgage Corporation, 5.4%, due 01/02/97
               (cost $5,999,100) ..................................   5,999,100
                                                                   ------------

             TOTAL INVESTMENTS: 100.8%
               (cost $110,872,272+) (Note 1) ...................... 110,109,853
             Liabilities in excess of other assets: (0.8%) ........    (822,760)
                                                                   ------------

             TOTAL NET ASSETS: 100.0%
               (equivalent to $5.97 per share on
               18,304,254 shares outstanding) .....................$109,287,093
                                                                   ============

1Restricted Securities. (Note 7).
2Non-income producing securities.
ADR-American Depository Receipt
+Aggregate cost for Federal income tax purposes is $112,687,196.




    The Notes to Financial Statements are an integral part of this statement.

Lexington Goldfund, Inc.
Statement of Assets and Liabilities
December 31, 1996


Assets
Investments, at value (cost $110,872,272) (Note 1) ................................................    $110,109,853
Cash ..............................................................................................          43,572
Receivable for investment securities sold .........................................................          22,594
Receivable for shares sold ........................................................................         435,786
Dividends and interest receivable .................................................................          98,453
                                                                                                       ------------
     Total Assets .................................................................................     110,710,258
                                                                                                       ------------

Liabilities

Due to Lexington Management Corporation (Note 2) ..................................................          78,645
Payable for shares redeemed .......................................................................         242,793
Distributions payable .............................................................................         875,496
Accrued expenses ..................................................................................         226,231
                                                                                                       ------------
     Total Liabilities ............................................................................       1,423,165
                                                                                                       ------------

Net Assets (equivalent to $5.97 per share on 18,304,254 shares outstanding) (Note 4) ..............     109,287,093
                                                                                                       ============
Net Assets consist of:
Capital stock-authorized 500,000,000 shares, $.001 par value per share ............................          18,304
Additional paid-in capital (Note 1) ...............................................................     111,414,588
Undistributed net investment income (Note 1) ......................................................       1,870,550
Accumulated net realized loss on investments and foreign currency transactions (Notes 1 and 8) ....      (3,253,003)
Net unrealized depreciation of investments and foreign currency transactions ......................        (763,346)
                                                                                                       ------------
Total Net Assets ..................................................................................    $109,287,093
                                                                                                       ============





   The Notes to Financial Statements are an integral part of this statement.

Lexington Goldfund, Inc.
Statement of Operations
Year ended December 31, 1996

Investment Income
Dividends ...........................................................$ 1,509,861
Interest ............................................................    324,224
                                                                     -----------
                                                                       1,834,085

  Less: foreign tax expense .........................................     55,810
                                                                     -----------
    Total investment income .........................................                $ 1,778,275

Expenses
  Investment advisory fee (Note 2) ..................................  1,171,393
  Distribution expense (Note 3) .....................................    348,816
  Transfer agent and shareholder servicing expense (Note 2) .........    226,713
  Accounting expenses (Note 2) ......................................    114,550
  Printing and mailing expenses .....................................    112,554
  Custodian expense .................................................     77,434
  Professional fees .................................................     36,910
  Registration fees .................................................     36,396
  Computer processing fees ..........................................     20,911
  Directors' fees and expenses ......................................     16,141
  Other expenses ....................................................     68,364
                                                                     -----------
    Total expenses ..................................................                  2,230,182
                                                                                     -----------
        Net investment loss .........................................                   (451,907)

Realized and Unrealized Gain (Loss)
  on Investments (Note 5)
    Net realized gain (loss) on:
      Investments ................................................... 23,523,528
      Foreign currency transactions .................................    (19,915)
                                                                     -----------
        Net realized gain ...........................................                 23,503,613
    Net change in unrealized appreciation/depreciation on:
      Investments ................................................... (8,560,669)
      Foreign currency translations of other assets and liabilities .     (1,021)
                                                                     -----------
        Net change in unrealized appreciation .......................                 (8,561,690)
                                                                                     -----------
          Net realized and unrealized gain ..........................                 14,941,923
                                                                                     -----------
Increase in Net Assets Resulting from Operations ....................                $14,490,016
                                                                                     ===========


   The Notes to Financial Statements are an integral part of this statement.

Lexington Goldfund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1996 and 1995


                                                                                                         1996               1995
                                                                                                    -------------       -----------
Net investment income (loss) ....................................................................   $   (451,907)       $   103,930

Net realized gain on investments and foreign currency transactions ..............................     23,503,613          9,671,211

Net change in unrealized appreciation (depreciation) of investments and
  foreign currencies translations ...............................................................     (8,561,690)       (11,866,587)
                                                                                                    ------------       ------------
       Increase (decrease) in net assets resulting from operations ..............................     14,490,016         (2,091,446)

Distributions to shareholders from net investment income ........................................    (13,568,657)          (244,385)

Decrease in net assets from capital share transactions (Note 4) .................................    (27,412,928)       (21,320,113)
                                                                                                    ------------       ------------
       Net decrease in net assets ...............................................................    (26,491,569)       (23,655,944)

Net Assets

  Beginning of period ...........................................................................    135,778,662        159,434,606
                                                                                                    ------------       ------------
  End of period (including undistributed net investment income of
    $1,870,550 and $0, respectively) ............................................................   $109,287,093       $135,778,662
                                                                                                    ============       ============






   The Notes to Financial Statements are an integral part of these statements.

(left column)

Lexington Goldfund, Inc.
Notes to Financial Statements
December 31, 1996 and 1995

1.  Significant Accounting Policies
Lexington Goldfund, Inc. (the "Fund") is an open-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to attain capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold and equity securities of companies engaged in mining or processing gold throughout the world. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

  Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and gold bullion are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

  Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio

(right column)

positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no foreign exchange contracts outstanding at December 31, 1996.

    Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

    Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

    Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate
The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 1.00% of the Fund's average daily net assets up to $50 million and at an annual rate of 0.75% thereafter. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in

Lexington Goldfund, Inc.
Notes to Financial Statements
December 31, 1996 and 1995 (continued)

(left column)

which shares of the Fund are offered for sale. No reimbursement was required for the year ended December 31, 1996.

The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $239,171, which are incurred by the Fund, but paid by LMC.

3.  Distribution Plan
The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1996 were $348,816 and are set forth in the statement of operations.

4.  Capital Stock
Transactions in capital stock were as follows:

                             Year ended                     Year ended
                          December 31, 1996              December 31, 1995
                     ---------------------------    ---------------------------
                        Shares         Amount          Shares         Amount
                     -----------    ------------    -----------    ------------
Shares sold ........  16,342,313    $118,484,798     22,030,928    $132,527,053

Shares issued on
 reinvestment
 of dividends ......   1,854,776      11,861,015         32,429         212,081
                     -----------    ------------    -----------    ------------
                      18,197,089     130,345,813     22,063,357     132,739,134

Shares redeemed .... (21,643,173)   (157,758,741)   (25,332,729)   (154,059,247)
                     -----------    ------------    -----------    ------------
 Net decrease ......  (3,446,084)   $(27,412,928)    (3,269,372)   $(21,320,113)
                     ===========    ============     ==========    ============

(right column)

5.  Purchases and Sales of Investment Securities
The cost of purchases and proceeds from sales of securities for the year ended December 31, 1996, excluding short-term securities, were $41,091,652 and $82,902,983, respectively. At December 31, 1996, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $10,388,756 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $12,967,026.

6. Investment and Concentration Risks
The Fund makes significant investments in foreign securities and has a policy of investing in gold and in the securities of companies engaged in mining or processing of gold. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

Lexington Goldfund, Inc.
Notes to Financial Statements
December 31, 1996 and 1995 (continued)

7.  Restricted Securities

The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.

                                                                  Shares or
                                                     Acquisition  Principal  Average Cost  Market      % of Net
                   Security                             Date        Amount    Per Share     Value       Assets
                   --------                             ----        ------    ---------     -----       ------
Dayton Mining Corporation ...........................  1/15/96     100,000     $  4.77   $ 663,917      0.61%
Dayton Mining Corporation (Warrants) ................  1/15/96      50,000        0.00      76,606      0.07%
Golden Bear Minerals, Inc. (Warrants) ...............  9/10/96     700,000        1.17     628,168      0.57%
Golden Queen Mining Company, Ltd. ...................  5/02/96     400,000        1.84     817,129      0.75%
Golden Queen Mining Company, Ltd. (Warrants) ........  5/02/96     200,000        0.00         146      0.00%
Gran Columbia Resources, Inc. (Warrants) ............  5/29/96     200,000        2.62     189,691      0.17%
Granges, Inc. (Warrants) ............................  4/11/96     150,000        0.00         109      0.00%
International Pursuit Corporation ...................  4/24/96     225,000        3.30     845,400      0.78%
International Pursuit Corporation (Warrants) ........  4/24/96     125,000        0.00          91      0.00%
Meridian Gold, Inc. .................................  7/25/96     200,000        1.82     474,227      0.43%
Nevson Resources, Ltd. ..............................   9/5/96      50,000        7.29     284,536      0.26%
Pangea Goldfields, Inc. .............................  5/14/96      50,000        4.09     233,465      0.21%
Samax Gold, Inc. ....................................  12/6/96     120,000        3.31     459,634      0.42%
Steppe Gold Resources, Ltd. .........................  5/21/96     500,000        1.65     353,848      0.32%
Steppe Gold Resources, Ltd. (Warrants) ..............  5/21/96     250,000        0.00         182      0.00%
Tombstone Explorations Company, Ltd. ................  5/02/96     625,000        1.10     980,372      0.90%
Tombstone Explorations Company, Ltd. (Warrants) .....  5/02/96     312,500        0.00      34,199      0.03%
                                                                                        ----------      ----
                                                                                        $6,041,720      5.52%
                                                                                        ==========      ====


Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

8. Federal Income Taxes-Capital Loss Carryforwards

Capital loss carryforwards available for federal income tax purposes as of December 31, 1996 are approximately:

          $2,280,435 expiring in 2001, and $972,568 expiring in 2003.

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.

Lexington Goldfund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:


                                                                 Year ended December 31,
                                                 -----------------------------------------------------
                                                  1996        1995        1994        1993       1992
                                                 -----------------------------------------------------
Net asset value, beginning of period ........     $6.24       $6.37       $6.90       $3.70      $4.68
                                                  -----       -----       -----       -----      -----
Income (loss) from investment operations:
  Net investment income .....................      0.02           -        0.03        0.01       0.02
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions ............................      0.50       (0.12)      (0.53)       3.21      (0.98)
                                                  -----       -----       -----       -----      -----
Total income (loss) from investment
  operations ................................      0.52       (0.12)      (0.50)       3.22      (0.96)
                                                  -----       -----       -----       -----      -----
Less distributions:
  Dividends from net investment income ......     (0.79)      (0.01)      (0.03)      (0.02)     (0.02)
                                                  -----       -----       -----       -----      -----
Net asset value, end of period ..............     $5.97       $6.24       $6.37       $6.90      $3.70
                                                  =====       =====       =====       =====      =====

Total return ................................     7.84%      (1.89%)     (7.28%)     86.96%    (20.51%)
Ratio to average net assets:
  Expenses ..................................     1.60%       1.70%       1.54%       1.63%      1.69%
  Net investment income (loss) ..............    (0.32%)      0.07%       0.50%       0.25%      0.58%
Portfolio turnover rate .....................    31.04%      40.41%      23.77%      28.41%     13.18%
Average commissions paid on equity
  security transactions* ....................     $0.02           -       -               -          -
Net assets, end of period (000's omitted) ...  $109,287    $135,779    $159,435    $159,479    $71,856


*In accordance with recent SEC disclosure guidelines, the average commission paid on equity security transactions is calculated for the current period, but not for prior periods.

Independent Auditors' Report

The Board of Directors and Shareholders
Lexington Goldfund, Inc.:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Goldfund, Inc. as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Goldfund, Inc. as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP



New York, New York
February 10, 1997

(left column)

Lexington
Goldfund, Inc.

Investment Adviser
-----------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Distributor
-----------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


    ------------------------------------------
     All shareholder requests for services of any kind should be sent to:

     Transfer Agent

     STATE STREET BANK AND
     TRUST COMPANY
     c/o National Financial Data Services
     1004 Baltimore
     Kansas City, Missouri 64105

     Or call toll free:
     Service and Sales: 1-800-526-0056
     24 Hour Account Information:
      1-800-526-0052
    ------------------------------------------


-----------------------------------------------------------
(800) 526-0052

                         "LEXLINE"
         24 hour toll-free telephone access to your
                   Lexington Fund account
        Price/Yield * Account Balances * Exchanges *
  Last Transactions * Total Return * Duplicate Statements

-----------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington Goldfund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

(right column)

                       ------------------------------------
                                    LEXINGTON
                       ------------------------------------


                       ------------------------------------
                                    LEXINGTON
                                    GOLDFUND,
                                      INC.

                                  (filled box)

                       Seeks capital appreciation and such
                       hedge against loss of buying power
                           as may be obtained through
                          investment in gold and equity
                       securities of companies engaged in
                            mining or processing gold
                              throughout the world.

                                  (filled box)

                                  ANNUAL REPORT
                                December 31, 1996

                               The Lexington Group
                                   of No Load
                              Investment Companies
                       ------------------------------------